Property and Equipment	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property and Equipment
6. Property and Equipment
Property and equipment, net consist of the following:

	Year Ended
	December 31, 2023	December 31, 2022
Land	$422	$659
Assets not placed into service	831	662
Energy infrastructure	3,986	4,664
General infrastructure	12,214	12,402
IT infrastructure	824	820
Miners	15,802	15,759
Vehicle	76	140
Office furniture and equipment	343	343
Miner chip inventory	11,498	11,498

Gross property and equipment	$45,996	$46,947
Less: accumulated depreciation	(15,152)	(9,791)

Total property and equipment, net	$30,844	$37,156

Depreciation expenses related to property and equipment was $5,487 and $6,936 for years ended December 31, 2023 and 2022, respectively.
The Company entered into a supply agreement (see Note 14) where it has committed to purchasing a certain number of units of mining-related equipment. The miner chip inventory is a part of this purchase commitment, which commenced in June 2022.

For the year ended December 31, 2023, the Company sold certain property and equipment for total proceeds of $2,132 resulting in a gain of $1,059. For the year ended December 31, 2022, the Company sold certain property and equipment for total proceeds of $589 resulting in a loss of $16.
The Company reassessed the useful life of the fixed assets being reported within IT Infrastructure for the year ended December 31, 2022 from 10 years to 5 years. This is a change in the useful life and is also a change in accounting estimate under ASC 350 and ASC 360. At the time of this change, the Company performed a physical inventory count and abandoned some fixed assets before the end of their useful life. Both events triggered accelerated depreciation of $544 due to these two events. The effect on net loss from operations as well as net loss is $(544). Impairment for all assets was assessed after all adjustments were made and expense related to impairment was $95 for all asset classes.